UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2004

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 15, 2001, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-53266-03 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
201 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, which was made on April 15, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 15, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: May 5, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Steve Fernandez 714.238.6704
Steve.Fernandez@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Delinquent Loan Detail
Mortgage Loan Characteristics
Loan Level Detail
Specially Serviced (Part I) ~ Loan Detail
Page 2-5

Page 12-14
Page 15-20

Specially Serviced Loan Detail (Part II) ~ Servicer Comments
Modified Loan Detail
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB01C3
FUNB01C3_200404_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
21-Aug-01
17-Sep-01
15-Aug-11
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: First Union National Bank
Underwriter: ABN AMRO Incorporated/Deutsche Banc Alex. Brown
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Fitch Ratings/Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707890%
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
82
REMIC II
Revised Date:
ABN AMRO Acct: 720357.2
487.217214800
13.369431600
0.000000000
473.847783200
2.109650600
Fixed
0.00
0.00
0.000000000
5.19600000%
0.000000000
33736XCT4
A-1
50,000,000.00
24,360,860.74
668,471.58
0.00
23,692,389.16
105,482.53
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
Fixed
0.00
0.00
0.000000000
6.18000000%
0.000000000
33736XCU1
A-2
139,853,000.00
139,853,000.00
0.00
0.00
139,853,000.00
720,242.95
1000.000000000
0.000000000
0.000000000
1000.000000000
5.352500006
Fixed
0.00
0.00
0.000000000
6.42300000%
0.000000000
33736XCV9
A-3
435,531,000.00
435,531,000.00
0.00
0.00
435,531,000.00
2,331,179.68
1000.000000000
0.000000000
0.000000000
1000.000000000
5.473333333
Fixed
0.00
0.00
0.000000000
6.56800000%
0.000000000
33736XCW7
B
33,777,000.00
33,777,000.00
0.00
0.00
33,777,000.00
184,872.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.532500204
Fixed
0.00
0.00
0.000000000
6.63900000%
0.000000000
33736XCX5
C
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
67,955.70
1000.000000000
0.000000000
0.000000000
1000.000000000
5.600000000
Fixed
0.00
0.00
0.000000000
6.72000000%
0.000000000
33736XCY3
D
23,541,000.00
23,541,000.00
0.00
0.00
23,541,000.00
131,829.60
1000.000000000
0.000000000
0.000000000
1000.000000000
5.690000000
Fixed
0.00
0.00
0.000000000
6.82800000%
0.000000000
33736XCZ0
E
11,259,000.00
11,259,000.00
0.00
0.00
11,259,000.00
64,063.71
1000.000000000
0.000000000
0.000000000
1000.000000000
6.000833673
7.201000000%
0.00
0.00
0.000000000
7.20100000%
0.000000000
33736XDE6
F
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
73,708.24
1000.000000000
0.000000000
0.000000000
1000.000000000
6.082500407
7.299000000%
0.00
0.00
0.000000000
7.29900000%
0.000000000
33736XDG1
G
12,282,000.00
12,282,000.00
0.00
0.00
12,282,000.00
74,705.27
1000.000000000
0.000000000
0.000000000
1000.000000000
6.379354392
7.407638261%
0.00
0.00
0.000000000
7.65522515%
0.000000000
33736XDJ5
H
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
78,357.61
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166802
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDL0
J
18,423,000.00
18,423,000.00
0.00
0.00
18,423,000.00
94,494.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166783
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDN6
K
14,330,000.00
14,330,000.00
0.00
0.00
14,330,000.00
73,500.96
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166260
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDQ9
L
6,141,000.00
6,141,000.00
0.00
0.00
6,141,000.00
31,498.21
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDS5
M
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166395
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDU0
N
6,142,000.00
6,142,000.00
0.00
0.00
6,142,000.00
31,503.34
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDW6
O
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707890%
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
82
REMIC II
Revised Date:
ABN AMRO Acct: 720357.2
997.634925980
0.000000000
0.000000000
997.634925980
4.991785096
Fixed
0.00
)
(2,820.42
)
(0.125250592
6.15500000%
0.000000000
33736XDY2
P
22,518,217.00
22,464,959.75
0.00
0.00
22,464,959.75
112,406.10
968.623201160
0.000000000
0.000000000
967.806831294
0.497761563
0.491285840%
0.00
0.00
0.000000000
0.61666278%
0.000000000
N
33736XDA4
IO-I
818,834,217.00
793,141,820.49
0.00
0.00
792,473,348.91
407,584.20
1000.000000000
0.000000000
0.000000000
1000.000000000
0.919271747
0.900668360%
0.00
0.00
0.000000000
1.10312610%
0.000000000
N
33736XDC0
IO-II
469,425,000.00
469,425,000.00
0.00
0.00
469,425,000.00
431,529.14
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2922
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2930
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(2,820.42
818,834,217.00
793,141,820.49
5,725,383.86
Total
792,473,348.91
668,471.58
0.00
5,056,912.28
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707890%
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
82
Grantor Trust
Revised Date:
ABN AMRO Acct: 720357.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2948
Z-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2955
Z-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707890%
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
82
Companion
Revised Date:
ABN AMRO Acct: 720357.2
1196.936093133
0.000000000
0.000000000
1203.893836411
0.000000000
Fixed
5,209.21
5,209.21
6.957743277
6.88960000%
6.957743277
COMP-I
748,692.47
896,137.04
0.00
0.00
901,346.25
0.00
1196.936128877
0.000000000
0.000000000
1203.893865700
0.000000000
Fixed
4,599.53
4,599.53
6.957736824
6.88960000%
6.957736824
COMP-II
661,066.97
791,254.94
0.00
0.00
795,854.47
0.00
1193.153558667
0.000000000
0.000000000
1199.966950085
0.000000000
Fixed
3,451.44
3,451.44
6.813391418
6.76760000%
6.813391418
COMP-III
506,567.11
604,412.35
0.00
0.00
607,863.79
0.00
Total P&I Payment
13,260.18
13,260.18
1,916,326.55
2,291,804.33
0.00
Total
2,305,064.51
0.00
0.00
0.00
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,790,227.54
)
(13,260.18
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,093,148.98
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(2,820.42
0.00
0.00
0.00
)
(2,820.42
5,058,498.54
)
(1,586.28
0.00
0.00
0.00
)
(1,586.28
631,353.46
37,118.12
668,471.58
0.00
0.00
0.00
0.00
0.00
0.00
668,471.58
5,726,970.12
5,725,383.84
795,444,659.27
127
668,471.58
0.00
0
13,260.18
0.00
0
0.00
0
794,789,447.87
127
49,273.33
299,927.30
37,118.12
316,181.62
50,200.19
422,367.09
31,830.02
0.00
0.00
2,924.31
34,754.33
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(31,830.02
5,056,912.26
Interest Not Advanced (
Current Period
)
0.00
316,181.62
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(193,741.83
)
(36,191.26
0.00
0.00
0.00

29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Interest Adjustments Summary
Revised Date:
0.00
0.00
2,820.42
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
2,820.42
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(2,820.42
)
(2,820.42
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
105,482.53
105,482.53
105,482.53
0.00
23.63%
24.40%
30/360
5.196000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
720,242.95
720,242.95
720,242.95
0.00
23.63%
24.40%
30/360
6.180000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,331,179.68
2,331,179.68
2,331,179.68
0.00
23.63%
24.40%
30/360
6.423000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
184,872.78
184,872.78
184,872.78
0.00
19.50%
20.14%
30/360
6.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,955.70
67,955.70
67,955.70
0.00
18.00%
18.59%
30/360
6.639000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
131,829.60
131,829.60
131,829.60
0.00
15.13%
15.62%
30/360
6.720000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
64,063.71
64,063.71
64,063.71
0.00
13.75%
14.20%
30/360
6.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,708.24
73,708.24
73,708.24
0.00
12.25%
12.65%
30/360
7.201000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
74,705.27
74,705.27
74,705.27
0.00
10.75%
11.10%
30/360
7.299000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
78,357.61
78,357.61
78,357.61
0.00
9.25%
9.55%
30/360
7.655225154%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
94,494.64
94,494.64
94,494.64
0.00
7.00%
7.23%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
73,500.96
73,500.96
73,500.96
0.00
5.25%
5.42%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,498.21
31,498.21
31,498.21
0.00
4.50%
4.64%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,998.81
20,998.81
20,998.81
0.00
4.00%
4.13%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,503.34
31,503.34
31,503.34
0.00
3.25%
3.35%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,998.81
20,998.81
20,998.81
0.00
2.75%
2.83%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
115,226.52
151,487.33
112,406.10
39,081.23
0.00%
0.00%
30/360
6.155000000%
)
(2,820.42
36,260.81
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
407,584.20
407,584.20
407,584.20
0.00
NA
NA
30/360
0.616662776%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
431,529.14
431,529.14
431,529.14
0.00
NA
NA
30/360
1.103126099%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-I
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-II
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,059,732.70
5,095,993.51
5,056,912.28
39,081.23
)
(2,820.42
36,260.81
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 720357.2
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,405,669
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
4
12,223,204
0
0
0.79%
0.16%
0.00%
0.00%
1
0.79%
1,406,659
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Mar-04
1
1,306,838
0
0
0
0
0
0
0
0
4
12,231,173
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,824,824
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
17-Feb-04
1
1,308,287
0
0
0
0
0
0
0
0
5
16,661,170
0
0
0.00%
0.00%
0.78%
0.16%
2
1.56%
5,828,155
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
15-Jan-04
0
0
1
1,309,175
0
0
0
0
0
0
5
16,671,347
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,831,463
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.95%
15-Dec-03
1
1,310,058
0
0
0
0
0
0
0
0
4
15,617,709
0
0
0.78%
0.13%
0.78%
0.16%
2
1.56%
5,836,057
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.11%
17-Nov-03
1
1,065,024
1
1,311,210
0
0
0
0
0
0
5
16,941,442
0
0
0.00%
0.00%
1.56%
0.68%
2
1.56%
5,839,310
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.41%
15-Oct-03
0
0
2
5,473,582
0
0
0
0
0
0
4
11,312,892
0
0
1.56%
0.68%
0.00%
0.00%
2
1.56%
5,843,852
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Sep-03
2
5,477,803
0
0
0
0
0
0
0
0
3
7,157,071
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,847,051
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Aug-03
1
1,314,076
0
0
0
0
0
0
0
0
3
7,161,127
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,850,228
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Jul-03
0
0
0
0
0
0
0
0
0
0
3
7,165,155
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,854,697
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.73%
16-Jun-03
0
0
0
0
0
0
0
0
0
0
2
5,854,697
0
0
0.78%
0.16%
0.78%
0.18%
1
0.78%
4,440,193
0.55%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.71%
15-May-03
1
1,316,887
1
1,417,628
0
0
0
0
0
0
2
5,757,080
0
0
0.00%
0.00%
0.78%
0.55%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-03
0
0
1
4,443,404
0
0
0
0
0
0
0
0
0
0
1.56%
0.71%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-03
2
5,764,390
0
0
0
0
0
0
0
0
0
0
0
0
0.78%
0.55%
0.78%
0.16%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Feb-03
1
4,450,790
1
1,320,475
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 720357.2
Commercial Mortgage Pass-Through Certificates
15-Apr-04
127
101.60%
794,789,448
97.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
82
315
7.71%
7.65%
0
0
0
0
15-Mar-04
127
101.60%
795,444,659
97.14%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.78%
4,416,599
0.55%
1
0.78%
53,258
0.01%
83
316
7.47%
7.41%
1
357,924
0
0
17-Feb-04
128
102.40%
800,837,888
97.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
317
7.47%
7.41%
0
0
0
0
15-Jan-04
128
102.40%
801,485,034
97.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.71%
7.66%
0
0
0
0
15-Dec-03
128
102.40%
802,127,148
97.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
319
7.47%
7.41%
0
0
0
0
17-Nov-03
128
102.40%
802,929,403
98.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
320
7.71%
7.66%
0
0
0
0
15-Oct-03
128
102.40%
803,562,292
98.13%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
321
7.47%
7.41%
0
0
0
0
15-Sep-03
128
102.40%
804,342,790
98.23%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
322
7.71%
7.66%
0
0
0
0
15-Aug-03
128
102.40%
804,956,656
98.31%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
323
7.71%
7.66%
0
0
0
0
15-Jul-03
128
102.40%
806,205,981
98.46%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
324
7.47%
7.41%
0
0
0
0
16-Jun-03
128
102.40%
806,970,256
98.55%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
325
7.71%
7.66%
0
0
0
0
15-May-03
128
102.40%
807,567,470
98.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
326
7.47%
7.41%
0
0
0
0
15-Apr-03
128
102.40%
808,313,713
98.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
327
7.71%
7.66%
0
0
0
0
17-Mar-03
128
102.40%
808,895,386
98.79%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
328
7.47%
7.41%
0
0
0
0
18-Feb-03
128
102.40%
809,953,787
98.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
329
7.47%
7.41%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Mar-04
266,325.90
266,325.90
0.00
B
2
1-Mar-04
37,974.83
37,974.83
0.00
B
52
1-Mar-04
29,629.53
29,629.53
0.00
B
67
1-Mar-03
9,939.48
129,207.02
0.00
8-May-03
3
110
1-Mar-04
9,429.99
9,429.99
0.00
B
111
353,299.74
472,567.28
Total
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
31-Mar-04
17-May-04
15-Mar-04
15-Apr-04
29-Apr-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
33
40,315,615
5.07
93
7.62
1.27
%
0 to
2,000,000
%
27
79,289,114
9.98
90
7.44
1.45
%
2,000,000 to
4,000,000
%
24
120,285,484
15.13
77
7.57
1.47
%
4,000,000 to
6,000,000
%
14
101,795,143
12.81
91
7.46
1.45
%
6,000,000 to
8,000,000
%
6
52,862,345
6.65
84
7.34
1.57
%
8,000,000 to 10,000,000
%
16
204,056,303
25.67
84
7.49
1.31
%
10,000,000 to 15,000,000
%
1
15,432,940
1.94
84
7.50
1.74
%
15,000,000 to 20,000,000
%
2
43,723,997
5.50
83
7.12
2.63
%
20,000,000 to 25,000,000
%
1
25,500,124
3.21
87
7.63
1.70
%
25,000,000 to 30,000,000
%
1
33,573,727
4.22
86
7.60
1.01
%
30,000,000 to 35,000,000
%
1
37,943,161
4.77
24
7.35
1.16
%
35,000,000 to 40,000,000
%
1
40,011,494
5.03
88
7.30
1.40
%
40,000,000 &
Above
%
40,011,494
610,743
794,789,448
127
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,258,185
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
26,646,419
3.35
85
6.62
1.57
%
6.500%
%
to
6.750%
15
63,173,272
7.95
73
6.98
1.28
%
6.751%
%
to
7.000%
18
87,803,740
11.05
83
7.20
1.55
%
7.001%
%
to
7.250%
32
277,839,684
34.96
75
7.39
1.46
%
7.251%
%
to
7.500%
31
234,983,146
29.57
87
7.61
1.53
%
7.501%
%
to
7.750%
20
67,261,342
8.46
93
7.85
1.44
%
7.751%
%
to
8.000%
3
6,330,247
0.80
108
8.15
1.43
%
8.001%
%
to
8.250%
4
25,546,919
3.21
90
8.40
1.06
%
8.251%
%
to
8.500%
2
5,204,678
0.65
125
8.70
0.79
%
8.501%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.751%
%
&
Above
127
794,789,448
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.600%
8.720%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
14,634,028
1.84
75
8.21
0.83
%
%
to
0
80
5
57,491,942
7.23
84
7.53
2.34
%
%
to
81
110
3
3,966,932
0.50
115
6.91
0.97
%
%
to
111
140
2
3,083,364
0.39
183
8.06
1.14
%
%
to
141
200
1
2,479,270
0.31
225
7.90
1.04
%
%
&
201
Above
225
24
14
81,655,537
Minimum Remaining Term
Maximum Remaining Term
10.27%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
66,844,760
8.41
27
7.36
1.31
%
%
0
to
60
102
632,572,268
79.59
85
7.43
1.43
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
1
4,145,626
0.52
136
8.72
0.99
%
%
121
to
150
1
6,730,823
0.85
170
8.44
0.99
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
2,840,435
0.36
225
7.75
0.96
%
%
211
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
225
23
113
713,133,911
Minimum Remaining Term
Maximum Remaining Term
%
89.73

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
31-Mar-04
17-May-04
15-Mar-04
15-Apr-04
29-Apr-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
3
19,792,267
2.49
84
7.57
0.56
%
%
0.001 0.750
1
12,434,933
1.56
78
8.33
0.85
%
%
0.751 0.875
10
44,883,525
5.65
113
7.71
0.96
%
%
0.876 1.000
5
41,785,361
5.26
94
7.59
1.02
%
%
1.001 1.125
13
92,340,766
11.62
62
7.41
1.18
%
%
1.126 1.250
17
84,402,199
10.62
79
7.30
1.33
%
%
1.251 1.375
23
177,831,073
22.37
86
7.42
1.43
%
%
1.376 1.500
20
134,901,065
16.97
80
7.56
1.55
%
%
1.501 1.625
10
76,302,534
9.60
86
7.30
1.69
%
%
1.626 1.750
9
46,548,780
5.86
82
7.34
1.83
%
%
1.751 1.875
1
9,525,931
1.20
83
7.32
1.92
%
%
1.876 2.000
9
25,986,503
3.27
79
7.44
2.11
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
1
23,373,426
2.94
81
7.58
3.50
%
%
3.001 & Above
5
4,681,085
0.59
75
7.50
0.00
%
%
Unknown
3.500
0.460
127
794,789,448
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
4
6,807,367
0.86
161
7.26
0.97
%
%
0.751 1.000
32
215,856,244
27.16
79
7.63
1.28
%
%
1.001 1.250
85
538,747,472
67.78
83
7.40
1.46
%
%
1.251 1.500
1
2,350,129
0.30
88
7.93
1.69
%
%
1.501 1.750
1
5,338,711
0.67
24
7.00
1.35
%
%
1.751 2.000
1
23,373,426
2.94
81
7.58
3.50
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 & Above
3
2,316,099
0.29
65
6.91
0.00
%
%
Unknown
2.080
1.000
127
794,789,448 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
20
112,165,405
14.11
82
7.53
1.52
%
%
Texas
16
111,206,951
13.99
82
7.39
1.24
%
%
Florida
9
90,341,468
11.37
85
7.41
1.41
%
%
CMBS Certificate
3
67,634,786
8.51
50
7.42
1.43
%
%
Pennsylvania
4
46,352,557
5.83
93
7.57
1.09
%
%
Michigan
10
43,842,770
5.52
95
7.55
1.44
%
%
Maryland
2
43,723,997
5.50
83
7.12
2.63
%
%
North Carolina
6
36,750,063
4.62
87
7.30
1.40
%
%
Illinois
9
34,308,904
4.32
68
7.18
1.54
%
%
New York
6
22,982,401
2.89
86
7.75
1.49
%
%
Nevada
4
15,904,005
2.00
84
7.73
1.36
%
%
New Jersey
4
15,843,445
1.99
79
8.23
1.05
%
%
Washington
1
14,444,594
1.82
86
7.60
1.60
%
%
Wisconsin
2
13,572,402
1.71
86
7.42
1.46
%
%
Virginia
3
13,522,830
1.70
84
7.34
1.60
%
%
District of Columbia
2
12,760,334
1.61
85
7.39
1.41
%
%
Iowa
1
12,503,281
1.57
86
7.75
1.43
%
%
Massachusetts
2
10,006,714
1.26
86
7.19
1.89
%
%
Arizona
2
9,317,540
1.17
84
7.28
1.44
%
%
Ohio
2
9,021,453
1.14
84
7.35
1.47
%
%
West Virginia
3
8,417,100
1.06
157
8.12
0.92
%
%
Minnesota
2
6,903,495
0.87
85
7.43
1.58
%
%
Indiana
2
6,590,552
0.83
85
7.74
1.35
%
%
Missouri
1
5,475,119
0.69
87
7.75
1.48
%
%
Mississippi
1
5,360,111
0.67
87
7.83
1.18
%
%
Colorado
2
5,039,783
0.63
86
7.68
1.43
%
%
Alabama
1
4,674,127
0.59
86
7.22
0.72
%
%
Georgia
1
3,600,997
0.45
85
7.25
1.66
%
%
Maine
1
3,242,054
0.41
84
7.00
1.05
%
%
Kansas
1
2,301,734
0.29
87
7.32
1.73
%
%
Oregon
1
2,150,509
0.27
86
7.88
1.87
%
%
Arkansas
1
2,025,455
0.25
86
7.22
1.42
%
%
South Carolina
1
1,632,129
0.21
177
8.00
1.13
%
%
Tennessee
1
1,170,383
0.15
84
7.75
1.52
%
%
100.00
794,789,448
127
%

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
31-Mar-04
17-May-04
15-Mar-04
15-Apr-04
29-Apr-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multifamily
35
241,029,785
30.33
72
7.47
1.22
%
%
Retail
43
203,976,197
25.66
94
7.43
1.44
%
%
Office
19
139,612,306
17.57
86
7.40
1.51
%
%
Industrial
13
83,765,888
10.54
85
7.53
1.51
%
%
Mixed use
9
54,405,957
6.85
77
7.56
1.46
%
%
Self storage
2
29,691,625
3.74
84
7.50
1.78
%
%
Lodging
1
23,373,426
2.94
81
7.58
3.50
%
%
Mobile home park
4
17,534,848
2.21
75
7.31
1.22
%
%
Other
1
1,399,416
0.18
78
7.85
1.10
%
%
794,789,448
127
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
112
724,019,210
91.10
81
7.49
1.49
%
%
Full Amortizing
6
9,393,426
1.18
161
7.68
1.06
%
%
IO/Amortizing/Balloon
6
59,060,714
7.43
84
7.12
1.26
%
%
Other
3
2,316,099
0.29
65
6.91
0.00
%
%
794,789,448
127
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
101
659,455,856
82.97
81
1.41
%
%
7.41
25
to
36
26
135,333,592
17.03
89
1.72
%
%
7.69
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
127
794,789,448
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
7
59,826,123
7.53
24
7.39
1.29
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
7,818,316
0.98
48
7.03
1.33
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
3
22,243,226
2.80
78
7.95
0.98
%
%
2010
106
681,655,333
85.77
85
7.44
1.51
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
3
3,966,932
0.50
115
6.91
0.97
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
6
19,279,519
2.43
180
8.27
1.02
%
%
2015 & Greater
100.00
794,789,448
127
%

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-03
FL
7.30000%
1-Aug-11
FUNB01CH
Retail
1.40
40,011,494
281,084
1
31-Dec-03
7.35000%
1-Apr-06
FUNB01CH
Multifamily
1.16
37,943,161
268,699
B
2
31-Dec-03
PA
7.60000%
1-Jun-11
FUNB01CH
Multifamily
1.01
33,573,727
242,890
3
31-Dec-03
CA
7.62500%
1-Jul-11
FUNB01CH
Office
1.70
25,500,124
184,734
4
31-Dec-03
MD
7.57600%
1-Jan-11
FUNB01CG
Lodging
3.50
23,373,426
180,282
5
31-Dec-03
MD
6.60000%
1-May-11
FUNB01CH
Office
1.63
20,350,571
134,118
6
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.74
15,432,940
119,074
7
31-Dec-02
TX
7.27300%
1-May-11
FUNB01CH
Retail
1.42
14,168,312
104,270
8
31-Dec-02
FL
7.50000%
1-Mar-11
FUNB01CH
Mixed use
1.53
14,480,525
104,043
9
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.83
14,258,685
110,014
10
31-Dec-02
WA
7.60100%
1-Jun-11
FUNB01CH
Industrial
1.60
14,444,594
104,509
11
31-Dec-02
FL
7.52000%
1-Aug-11
FUNB01CH
Multifamily
1.49
14,412,031
103,336
12
31-Dec-03
NC
7.18000%
1-Apr-11
FUNB01CH
Retail
1.53
14,315,103
99,786
13
25-Aug-03
TX
7.44000%
1-May-11
FUNB01CH
Multifamily
0.95
12,802,604
89,641
14
31-Dec-02
TX
7.51000%
1-Jan-11
FUNB01CH
Mixed use
0.95
12,501,635
90,105
15
31-Dec-03
IA
7.75000%
1-Jun-11
FUNB01CH
Office
1.43
12,503,281
91,701
16
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.18
12,414,140
85,108
17
31-Dec-03
NJ
8.32700%
1-Oct-10
FUNB01CH
Multifamily
0.85
12,434,933
99,746
18
31-Dec-03
CA
7.41000%
1-Jun-11
FUNB01CH
Multifamily
1.28
12,186,162
86,633
19
31-Dec-02
CA
7.65000%
1-Apr-11
FUNB01CH
Office
0.46
11,462,792
83,439
20
31-Dec-03
FL
7.61000%
1-Jul-11
FUNB01CH
Industrial
1.38
11,234,742
81,278
21
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.42
10,357,360
71,007
22
31-Dec-02
MI
7.50800%
1-May-11
FUNB01CH
Retail
1.46
10,079,404
72,355
23
31-Dec-02
MI
7.32400%
1-Mar-11
FUNB01CH
Office
1.92
9,525,931
67,346
24
31-Dec-03
VA
7.35000%
1-Apr-11
FUNB01CH
Retail
1.57
8,950,695
63,385
25
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-03
NY
7.80000%
1-Jun-11
FUNB01CH
Retail
1.57
8,891,559
65,508
26
31-Dec-02
MA
7.15000%
1-Jun-11
FUNB01CH
Office
1.81
8,760,219
60,787
27
31-Dec-02
NC
7.42000%
1-Nov-10
FUNB01CH
Multifamily
1.16
8,408,876
64,941
28
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.32
8,325,064
57,075
29
31-Dec-02
AZ
7.23000%
1-Apr-11
FUNB01CH
Industrial
1.44
7,854,972
55,010
30
31-Dec-03
MI
7.92400%
1-Jul-11
FUNB01CH
Office
1.55
7,809,380
58,132
31
31-Dec-03
WI
7.61800%
1-Jul-11
FUNB01CH
Mobile home park
1.18
7,742,550
56,055
32
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.38
7,590,500
52,039
33
31-Dec-03
NC
7.27000%
1-May-11
FUNB01CH
Office
1.49
7,571,045
52,632
34
31-Dec-03
NV
7.86000%
1-Jun-11
FUNB01CH
Industrial
1.51
7,526,153
55,750
35
31-Dec-03
OH
7.37000%
1-Apr-11
FUNB01CH
Retail
1.48
7,443,646
52,811
36
31-Dec-02
DC
7.50000%
1-Jun-11
FUNB01CH
Office
1.29
7,315,588
52,441
37
31-Dec-03
CA
7.37000%
1-Mar-11
FUNB01CH
Mixed use
2.16
7,243,852
51,430
38
31-Dec-02
PA
7.19000%
1-May-11
FUNB01CH
Industrial
1.36
7,101,972
49,502
39
31-Dec-02
WV
8.44000%
1-Jun-18
FUNB01CH
Retail
0.99
6,730,823
61,791
40
31-Dec-03
NY
7.40700%
1-Jul-11
FUNB01CH
Industrial
1.52
6,830,633
48,500
41
31-Dec-03
CA
7.54000%
1-Jun-11
FUNB01CH
Multifamily
1.57
6,738,183
48,435
42
31-Dec-03
IL
6.68700%
1-Apr-11
FUNB01CH
Office
1.37
6,295,848
41,887
43
31-Dec-02
CA
7.39000%
1-May-11
FUNB01CH
Retail
2.08
5,844,558
41,502
44
31-Dec-02
CA
7.37500%
1-May-11
FUNB01CH
Retail
1.52
5,844,015
41,441
45
31-Dec-03
WI
7.15000%
1-Apr-11
FUNB01CH
Retail
1.83
5,829,852
40,524
46
31-Dec-03
IL
7.45000%
1-May-11
FUNB01CH
Industrial
1.58
5,749,270
41,052
47
31-Dec-02
TX
8.50000%
1-Mar-06
FUNB01CH
Multifamily
1.55
5,717,512
44,905
48
31-Dec-02
IN
7.74000%
1-May-11
FUNB01CH
Retail
1.41
5,612,857
41,154
49
25-Dec-02
CA
7.30000%
1-May-06
FUNB01CH
Mixed use
1.52
5,549,224
39,078
50
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-03
MO
7.75100%
1-Jul-11
FUNB01CH
Office
1.48
5,475,119
40,123
51
31-Dec-02
DC
7.25000%
1-Apr-11
FUNB01CH
Retail
1.56
5,444,746
38,202
B
52
31-Dec-02
IL
7.00000%
1-Apr-06
FUNB01CH
Multifamily
1.35
5,338,711
36,592
53
31-Dec-03
MS
7.83000%
1-Jul-11
FUNB01CH
Mixed use
1.18
5,360,111
39,563
54
31-Dec-02
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.58
5,333,383
38,999
55
31-Dec-02
FL
7.00000%
1-Apr-08
FUNB01CH
Mobile home park
1.37
5,144,576
35,261
56
31-Dec-03
TX
7.58000%
1-Jul-11
FUNB01CH
Multifamily
1.32
5,128,038
36,997
57
31-Dec-02
MI
7.45000%
1-Apr-11
FUNB01CH
Industrial
1.31
4,787,161
36,787
58
31-Dec-03
AL
7.22000%
1-Jun-11
FUNB01CH
Multifamily
0.72
4,674,127
32,647
59
PA
1-Jun-11
FUNB01CH
Office
1-Mar-04
60
31-Dec-02
CA
7.78000%
1-Jul-11
FUNB01CH
Industrial
1.36
4,366,125
32,080
61
31-Dec-03
TX
7.67000%
1-Mar-11
FUNB01CH
Multifamily
1.24
4,335,234
31,635
62
31-Dec-03
MI
8.15000%
1-Apr-11
FUNB01CH
Multifamily
1.50
4,203,706
32,003
63
31-Dec-02
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.52
4,182,854
30,586
64
31-Dec-03
CA
7.23000%
1-Apr-11
FUNB01CH
Retail
1.79
4,131,637
28,935
65
31-Dec-02
TX
8.72000%
1-Aug-15
FUNB01CH
Multifamily
0.99
4,145,626
33,344
66
31-Dec-02
TX
7.72400%
1-Jul-11
FUNB01CH
Office
1.38
4,076,402
29,800
B
67
31-Dec-03
MN
7.25000%
1-Apr-11
FUNB01CH
Office
1.84
4,010,639
28,140
68
30-Dec-02
NY
7.92900%
1-Jun-11
FUNB01CH
Mixed use
1.41
3,862,296
28,788
69
31-Dec-03
NV
7.37500%
1-Mar-11
FUNB01CH
Retail
1.83
3,631,611
27,773
70
31-Dec-02
NV
7.76000%
1-Mar-11
FUNB01CH
Retail
0.69
3,655,347
26,891
71
31-Dec-03
GA
7.25000%
1-May-11
FUNB01CH
Retail
1.66
3,600,997
25,241
72
20-Dec-03
NC
7.12500%
1-May-11
FUNB01CH
Multifamily
1.38
3,598,135
24,928
73
31-Dec-03
VA
7.25000%
1-Apr-11
FUNB01CH
Retail
1.73
3,402,966
23,876
74
31-Dec-03
IL
7.41000%
1-May-11
FUNB01CH
Retail
1.30
3,398,055
24,174
75
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-02
CA
7.40000%
1-Mar-11
FUNB01CH
Multifamily
1.34
3,283,230
23,375
76
31-Dec-03
IL
7.51000%
1-May-11
FUNB01CH
Retail
1.25
3,265,610
23,447
77
31-Dec-02
ME
7.00000%
1-Apr-11
FUNB01CH
Mobile home park
1.05
3,242,054
22,221
78
31-Dec-03
PA
7.78000%
1-Jul-11
FUNB01CH
Retail
1.36
3,197,587
23,495
79
31-Dec-03
IL
7.25000%
1-Mar-11
FUNB01CH
Retail
1.62
3,052,626
21,434
80
31-Dec-02
CA
7.25000%
1-Mar-11
FUNB01CH
Industrial
2.08
2,914,665
20,465
81
31-Dec-02
MN
7.68000%
1-Jul-11
FUNB01CH
Retail
1.23
2,892,856
21,063
82
30-Dec-02
MI
7.75000%
15-Jan-23
FUNB01CH
Retail
0.96
2,840,435
22,373
83
31-Dec-03
TX
7.25000%
1-May-11
FUNB01CH
Retail
1.29
2,834,082
19,865
84
31-Dec-03
TX
7.39500%
1-May-11
FUNB01CH
Retail
1.35
2,737,286
19,446
85
31-Dec-03
IL
7.60000%
1-May-11
FUNB01CH
Office
2.03
2,730,948
19,770
86
31-Dec-02
CO
7.46000%
1-May-11
FUNB01CH
Multifamily
1.21
2,689,653
19,223
87
31-Dec-02
TX
7.09300%
1-May-08
FUNB01CH
Multifamily
1.25
2,673,740
18,468
88
31-Dec-03
PA
7.90000%
1-Jan-23
FUNB01CH
Retail
1.04
2,479,270
21,324
89
31-Dec-02
CO
7.93000%
1-Aug-11
FUNB01CH
Mixed use
1.69
2,350,129
17,493
90
31-Dec-02
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.85
2,336,263
15,967
91
31-Dec-02
KS
7.32000%
1-Jul-11
FUNB01CH
Multifamily
1.73
2,301,734
16,212
92
31-Dec-02
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
2.08
2,141,574
14,637
93
31-Dec-01
OR
7.87500%
1-Jun-11
FUNB01CH
Office
1.87
2,150,509
15,952
94
31-Dec-03
AR
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.42
2,025,455
14,147
95
31-Dec-02
NJ
7.87000%
1-May-11
FUNB01CH
Retail
2.02
1,856,086
13,770
96
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CA
Retail
0.97
1,535,557
18,320
97
31-Dec-03
CA
7.50000%
1-Apr-11
FUNB01CH
Retail
1.68
1,709,061
12,271
98
31-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Mixed use
1.59
1,698,031
12,473
99
30-Dec-03
SC
8.00000%
15-Jan-19
FUNB01CH
Retail
1.13
1,632,129
15,111
100
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-03
TX
7.85000%
15-Oct-10
FUNB01CH
Other
1.10
1,399,416
20,226
101
31-Dec-03
OH
7.25000%
1-Jun-11
FUNB01CH
Retail
1.42
1,577,807
11,051
102
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CC
Retail
0.96
1,355,840
16,176
103
31-Dec-02
FL
7.50000%
1-Mar-11
FUNB01CH
Multifamily
1.28
1,557,046
11,187
104
31-Dec-02
FL
7.37500%
1-Mar-11
FUNB01CH
Multifamily
1.23
1,531,469
10,878
105
30-Dec-03
NC
8.12500%
1-Jan-20
FUNB01CH
Retail
1.15
1,451,235
12,607
106
31-Dec-03
AZ
7.55000%
1-May-11
FUNB01CH
Retail
1.47
1,462,568
10,540
107
15-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Industrial
1.87
1,439,364
11,330
108
31-Dec-02
NY
7.87500%
1-Mar-11
FUNB01CH
Mixed use
2.01
1,360,154
13,371
109
31-Dec-02
NC
7.47000%
1-Jul-11
FUNB01CH
Mobile home park
1.27
1,405,669
10,039
3
110
FL
7.62500%
1-Apr-11
FUNB01CH
Multifamily
0.00
1,305,934
9,484
B
111
31-Dec-02
MA
7.50000%
30-Apr-11
FUNB01CH
Multifamily
2.47
1,246,494
8,950
112
31-Dec-03
WV
6.82000%
1-Nov-13
FUNB01CE
Retail
0.98
1,075,535
12,765
113
31-Dec-03
CA
7.86000%
1-May-11
FUNB01CH
Retail
1.58
1,172,198
8,688
114
31-Dec-02
TN
7.75000%
1-Apr-11
FUNB01CH
Office
1.52
1,170,383
8,597
115
31-Dec-03
VA
7.58000%
1-Apr-11
FUNB01CH
Office
1.43
1,169,169
8,456
116
31-Dec-02
NV
7.87500%
1-Feb-11
FUNB01CH
Multifamily
1.01
1,090,894
8,121
117
NY
8.62500%
1-Mar-11
FUNB01CH
Office
0.00
1,059,052
8,934
118
31-Dec-02
NY
7.87000%
1-Mar-11
FUNB01CH
Retail
1.67
978,706
8,698
119
31-Dec-03
IN
7.75000%
1-Jul-11
FUNB01CH
Multifamily
0.99
977,695
7,164
120
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Retail
0.94
917,775
6,741
121
31-Dec-02
NJ
7.62500%
1-Apr-11
FUNB01CH
Multifamily
1.40
877,120
6,370
122
31-Dec-02
NJ
8.20000%
1-May-11
FUNB01CH
Office
1.63
675,305
5,160
123
31-Dec-02
FL
8.37500%
1-Apr-11
FUNB01CH
Multifamily
1.43
663,652
5,153
124
31-Dec-03
CA
8.00000%
1-Mar-11
FUNB01CH
Retail
2.20
648,172
5,210
125
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
MI
6.94200%
1-Aug-11
FUNB01CB
Retail
0.00
905,677
0
126
MI
6.94200%
1-Apr-06
FUNB01CD
Retail
0.00
799,679
0
127
WV
6.82000%
1-Jun-11
FUNB01CF
Retail
0.00
610,743
0
128
794,789,448
5,764,545
0
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Revised Date:
Loan
Status
Code(1)
8-May-03
1,405,669
87
328
NC
7.47%
1-Jul-11
Mobile home park
1,419,741
152,404
1.27 31-Dec-02
3
110
11-Dec-03
1,059,052
83
264
NY
8.63%
1-Mar-11
Office
1,059,052
Not Avail.
Not Avail. Not Avail.
118
20-Oct-03
5,612,857
85
326
IN
7.74%
1-May-11
Retail
5,612,857
696,174
1.41 31-Dec-02
49
2-Oct-03
4,145,626
136
317
TX
8.72%
1-Aug-15
Multifamily
4,145,626
395,050
0.99 31-Dec-02
66
12,223,204
12,237,277
4
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
Other/TBD
Foreclosure has been filed. Borrower is trying one last time to sell the property and present a discounted payoff offer to the Lender. A deed in lieu is also being negotiated.
110
Other/TBD
Borrower is current although paying late. NY counsel has been retained to research and potentially intervene in the litigation between named borrower (Iris Devereaux) and new borrower (Nicolas Filas) to whom property was transferred in 2001 without lender consent. The litigation between Filas and Devereaux is scheduled for summary judgment in May. Property inspection revealed excellent condition.
Default notice sent for late payment, transfer without lender consent, lack of reporting and failure to provide evidence of insurance. Lender is waiting for the court to decide who is the appropriate borrower to address the non monetary defaults.
118
Other/TBD
Borrower willing to correct transfer and ownership issues but is slow to provide information. Borrower also has failed to provide information relating to their request to release vacant land.
49
Pending Return to Master Servicer
Borrower is requesting debt service relief in light of poor performance on the property level. However, there are substantial tax credits associated with this property based on affordable housing programs in place, which would have dire consequnces to the borrower should the loan go into default.
66
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank
N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
29-Apr-04
15-Apr-04
15-Mar-04
17-May-04
31-Mar-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
200403
4,416,599.25
4,967,194.67
603,853.36
4,363,341.31
53,257.94
112.47%
98.79%
20-Apr-01
5,900,000.00
60
4,416,599.25
4,967,194.67
603,853.36
4,363,341.31
53,257.94
Current Total
Cumulative
29-Apr-2004 - 17:10 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..